UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 23, 2005

Molina Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Golden Shore Drive

Long Beach, California 90802

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 23, 2005, Molina Healthcare, Inc. issued a press release announcing that it filed a pre-effective amendment to its registration statement on Form S-3 originally filed in April 2005 to convert the registration statement into a shelf registration statement. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release dated November 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

	By:	/s/ Mark L. Andrews
Date: November 23, 2005		Mark L. Andrews Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary (Authorized Officer)

EXHIBIT INDEX

99.1	Press release dated November 23, 2005